Fair Value Measurement (Financial Instruments Measured at Fair Value by Level within Fair Value Hierarchy) (Details) - Significant Other Observable Inputs (Level 2) [Member] - CNY (¥) ¥ in Thousands	Jun. 30, 2016	Jun. 30, 2015
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash equivalent	¥ 66,318	¥ 0
Restricted cash-current	0	6,103
Time deposits and restricted time deposits-current	563,741	324,553
Restricted time deposits-non-current	0	210,471
Total	¥ 630,059	¥ 541,127